PRESS R E L E A S E


       RCM TECHNOLOGIES, INC. ANNOUNCES RESULTS FOR THE FIFTY-THREE WEEKS
                    AND THIRTEEN WEEKS ENDED JANUARY 1, 2005

Pennsauken, NJ - March 16, 2005 -- RCM Technologies, Inc. (NNM: RCMT) today announced financial results for the fifty-three weeks and thirteen weeks ended January 1, 2005.

The Company announced revenues of $169.3 million for the fifty-three weeks ended January 1, 2005, down from $206.6 million for the fifty-two weeks ended December 27, 2003 (same period a year ago). Net income for the fifty-three weeks ended January 1, 2005 was $2.2 million, or $.19 per diluted share, as compared to net income of $2.8 million, or $.26 per diluted share, for the same period a year ago. For the fifty-three weeks ended January 1, 2005, earnings before interest income, interest expense, depreciation, amortization and income taxes (EBITDA) was $4.5 million, or $.38 per diluted share, as compared to $5.3 million, or $.49 per diluted share, for the same period a year ago. Included in EBITDA for the fifty-three weeks ended January 1, 2005 was a charge for impairment of goodwill of $2.2 million, or $.19 per diluted share. Included in EBITDA for the fifty-two weeks ended December 27, 2003 was a charge for compensation expense relating to a stock tender offer of $6.7 million, or $.61 per diluted share.

The Company announced revenues of $41.7 million for the thirteen weeks ended January 1, 2005, down from $45.5 million for the thirteen weeks ended December 27, 2003 (same period a year ago). Net loss for the thirteen weeks ended January 1, 2005 was $223,900, or $.02 per diluted share, as compared to a net loss of $2.3 million, or $.21 per diluted share, for the same period a year ago. For the thirteen weeks ended January 1, 2005, EBITDA was a loss of $562,200, or $.05 per diluted share, as compared to a loss of $3.6 million, or $.33 per diluted share, for the same period a year ago. Included in EBITDA for the thirteen weeks ended January 1, 2005 was a charge for impairment of goodwill of $2.2 million, or $.19 per diluted share. Included in EBITDA for the thirteen weeks ended December 27, 2003 was a charge for compensation expense relating to a stock tender offer of $6.7 million, or $.61 per diluted share.

Leon Kopyt, Chairman and CEO of RCM, commented: "Last year's results were largely impacted by the earlier completion of two major contracts in IT and engineering and unexpected delays in the awarding of other significant contracts. Despite revenue weakness in these business groups, we managed to maintain a moderate level of profitability, stabilize gross margins and increase working capital and stockholders' equity. We anticipate improvement across selective sectors in 2005 and maintain a forward focus on results."

About RCM
RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the design, development, and delivery of these solutions to commercial and government sectors for more than 30 years. RCM's offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Forward looking statements include, but are not limited to, those relating to demand for the Company's services, expected demand for our services and expectations regarding our revenues, the Company's ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission.

                                Tables to Follow

                             RCM Technologies, Inc.
                      Consolidated Statements of Operations
                    (In Thousands, Except Per Share Amounts)


                                                              Fifty-Three            Fifty-Two
                                                              Weeks Ended           Weeks Ended
                                                              January 1,           December 27,
                                                                 2005                  2003
                                                            ----------------      ----------------
Revenues                                                           $169,277              $206,605
Gross profit                                                         40,974                44,595
Selling, general and administrative                                  34,331                32,558
Depreciation and amortization                                         1,219                 1,223
Impairment of goodwill                                                2,164
Compensation expense for stock tender offer                                                 6,692
Other expense                                                           474                   314
Gain on foreign currency transactions                                   (25)                 (132)
Income  before income taxes                                           2,811                 3,940
Income taxes                                                            604                 1,161
Net income                                                           $2,207                $2,779

Earnings per share (diluted)
  Net income                                                           $.19                  $.26



                                                               Thirteen            Thirteen Weeks
                                                              Weeks Ended              Ended
                                                              January 1,           December 27,
                                                                 2005                  2003
                                                            ----------------      ----------------
Revenues                                                            $41,723               $45,511
Gross profit                                                         10,283                10,851
Selling, general and administrative                                   8,681                 7,748
Depreciation and amortization                                           313                   309
Impairment of goodwill                                                2,164
Compensation expense for stock tender offer                                                 6,692
Other expense                                                           123                   134
Gain on foreign currency transactions                                   (29)                  (16)
Loss  before income taxes                                              (969)               (4,016)
Income tax benefit                                                     (745)               (1,689)
Net loss                                                              ($224)              ($2,327)

Earnings per share (diluted)
  Net loss                                                            ($.02)                ($.21)

                             RCM Technologies, Inc.
                     Summary Consolidated Balance Sheet Data
                                 (In Thousands)

                                                            January 1,         December 27,
                                                               2005                2003
                                                          ----------------    ---------------
Cash and equivalents                                               $2,402             $5,152
Accounts receivable                                                40,536             36,269
Working capital                                                    29,545             23,882
Intangible assets                                                  35,843             38,076
Total assets                                                       98,101             99,704
Senior debt                                                         4,900              7,300
Total liabilities                                                  28,156             32,533
Stockholders' equity                                              $69,945            $67,170


                             RCM Technologies, Inc.
 Reconciliation of EBITDA to Net Income (Loss) and Cash Provided by Operating Activities

As used in this report, EBITDA means earnings before interest income, interest expense, depreciation, amortization, and income taxes. We believe that EBITDA, as presented, represents a useful measure of assessing the performance of our operating activities, as it reflects our earnings trends without the impact of certain non-cash charges or income. Our creditors in assessing debt covenant compliance also use EBITDA. We understand that, although security analysts frequently use EBITDA in the evaluation of companies, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation. EBITDA is not intended as an alternative to cash flow provided by operating activities as a measure of liquidity, as an alternative to net income (loss) as an indicator of our operating performance, nor as an alternative to any other measure of performance in conformity with generally accepted accounting principles. The following is a reconciliation of EBITDA to both net income (loss) and cash flow provided by operating activities.

                                                        Fifty-Three             Fifty-Two
                                                        Weeks Ended            Weeks Ended
                                                        January 1,            December 27,
                                                           2005                   2003
                                                     ------------------     ------------------
                                                                   (In Thousands)
EBITDA                                                          $4,479                 $5,345
Depreciation and amortization                                    1,219                  1,223
Interest expense, net of interest income                           474                    314
Gain on foreign currency transactions                              (25)                  (132)
Income taxes                                                       604                  1,161
                                                     ------------------     ------------------
Net income                                                      $2,207                 $2,779
                                                     ==================     ==================

Earning per share (diluted)
    EBITDA                                                        $.38                   $.49
                                                     ==================     ==================
    Net income                                                    $.19                   $.26
                                                     ==================     ==================

    Weighted average shares outstanding                         11,680                 10,896
                                                     ==================     ==================

                                                         Thirteen               Thirteen
                                                        Weeks Ended            Weeks Ended
                                                        January 1,            December 27,
                                                           2005                   2003
                                                     ------------------     ------------------
                                                                   (In Thousands)
EBITDA loss                                                      ($562)               ($3,589)
Depreciation and amortization                                      313                    309
Interest expense, net of interest income                           123                    134
Gain on foreign currency transactions                              (29)                   (16)
Income taxes (benefit)                                            (745)                (1,689)
                                                     ------------------     ------------------
Net loss                                                         ($224)               ($2,327)
                                                     ==================     ==================


Earning per share (diluted)
    EBITDA loss                                                  ($.05)                 ($.33)
                                                     ==================     ==================
    Net loss                                                     ($.02)                 ($.21)
                                                     ==================     ==================

    Weighted average shares outstanding                         11,352                 10,952
                                                     ==================     ==================

                             RCM Technologies, Inc.
   Reconciliation of Adjusted EBITDA to Net Income (Loss) and Cash Provided by Operating Activities (Continued)

                                                        Fifty-Three             Fifty-Two
                                                        Weeks Ended            Weeks Ended
                                                         January 1,           December 27,
                                                            2005                  2003
                                                      -----------------     ------------------
Net income                                                      $2,207                 $2,779
Adjustments to reconcile net income to cash
 (used in) provided by operating activities:
    Depreciation and amortization                                1,219                  1,223
    Provision for losses on accounts receivable                      8                    305
    Recognition of noncash portion
    of                   compensation expense for
    stock tender offer                                                                  3,829
    Goodwill impairment                                          2,164
Changes in operating assets and liabilities
    Accounts receivable                                         (4,275)                (4,820)
    Income tax refund receivable                                                        3,767
    Restricted cash                                                                    (8,296)
    Deferred tax asset                                            (365)                  (308)
    Prepaid expenses and other current assets                      595                    536
    Accounts payable and accrued expenses                       (3,330)                   845
    Accrued payroll                                              1,310                  1,093
    Payroll and withheld taxes                                     923                    (16)
    Income taxes payable                                          (880)                 1,956
                                                      -----------------     ------------------

Cash (used in) provided by  operating activities                 ($424)                $2,893
                                                      =================     ==================

                                                          Thirteen              Thirteen
                                                        Weeks Ended            Weeks Ended
                                                         January 1,           December 27,
                                                            2005                  2003
                                                      -----------------     ------------------
Net loss                                                         ($224)               ($2,327)
Adjustments to reconcile net loss to cash provided
by operating activities:
    Depreciation and amortization                                  314                    309
    Provision for losses on accounts receivable                    (55)                    (6)
    Recognition of noncash portion
    of compensation expense for   stock  tender offer                                    3,829
    Goodwill impairment                                          2,164
Changes in operating assets and liabilities
    Accounts receivable                                         (2,867)                 5,925
    Income tax refund receivable                                                          332
    Deferred tax asset                                              53                   (600)
    Prepaid expenses and other current assets                     (107)                  (732)
    Accounts payable and accrued expenses                          177                 (3,040)
    Accrued payroll                                              1,200                 (2,112)
    Payroll and withheld taxes                                     197                   (413)
    Income taxes payable                                        (1,361)                (1,056)
                                                      -----------------     ------------------

Cash (used in) provided by operating activities                  ($509)                  $109
                                                      =================     ==================

                                                       ####